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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

PLATINUM RESEARCH ORGANIZATION, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52029	20-2842514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 421 - 1917 West 4th Avenue, Vancouver BC, Canada		V6J 1M7
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code::		604-689-4088

NORTHTECH CORPORATION
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) Contribution Agreement

Platinum Research Organization, Inc. (formerly NorthTech Corporation) (the "Registrant") has entered into a Contribution Agreement dated October 26, 2006 with Platinum Research Organization L.P., a limited partnership organized and existing under the laws of Texas ("Platinum LP"), Lubrication Partners, a joint venture ("GP Transferor") and sole shareholder of Platinum IP Management, Inc., a company organized and existing under the laws of Texas and the general partner of Platinum LP ("PRO GP"), each person holding a limited partnership interest in Platinum LP (each, a "Limited Partner") (each Limited Partner and GP Transferor, a "PRO Transferor" and collectively, the "PRO Transferors"), and John T. (Cork) Jaeger as the representative of all PRO Transferors (the "PRO Transferor Representative"), and Steve Drayton as the representative (the "Investor Representative") of all certain individuals who are expected to invest in the Registrant (other than the PRO Transferors) (the "Investors") in a private placement to be completed in conjunction with the agreement (the "Contribution Agreement").

Prior to the execution of the Contribution Agreement, there was no relationship between the Registrant and Platinum LP or between the Registrant and any of the other parties to the Contribution Agreement.

The basic terms of the Contribution Agreement are as follows:

  GP Transferor will contribute to the Registrant all of the capital stock of PRO GP (the "PRO GP Capital Stock"), free and clear of all liens;
  each Limited Partner will contribute to the Registrant all of the outstanding limited partner partnership interests of Platinum LP (collectively, the "Partnership Interests") held by such Limited Partner, free and clear of all Liens; and
  the Investors will contribute to the Registrant cash in an aggregate amount of US$ 4,500,000;
  the Registrant will issue to the PRO Transferors 55,000,000 unregistered shares of common stock of the Registrant for the Pro GP Capital Stock and Partnership Interests on closing of the Contribution Agreement;
  the Registrant will issue to the Investors 5,000,000 unregistered shares of Series "A" Preferred Stock on closing of the Contribution Agreement;
  the Registrant will issue 2,500,000 Common Stock share purchase warrants to Investa Corporation;
  the Registrant will provide Platinum LP with a $1,000,000 bridge loan within five business days of entering into the Contribution Agreement, subject to Platinum LP fulfilling certain conditions;
  Pro Transferors will provide the Registrant with audited year end financial statements and un-audited quarterly financial statement for Platinum LP prepared in accordance with US GAAP by a US SEC qualified auditor for inclusion in the Registrant's proxy materials;
  Prior to closing the Contribution Agreement:
    the Registrant will conduct a stockholder's meeting to obtain stockholder approval to:
      Complete the Contribution Agreement;
      Redomesticate the Registrant from Nevada to Delaware; and
      Appoint a new slate of directors;
    the Registrant will have not less than $5,000,000 in cash minus any funds previously advanced to Platinum LP as a bridge loan by the Registrant;
    Mr. Jaeger will have entered into an employment agreement with the Registrant;
    Platinum LP will not have incurred any additional indebtedness senior to the bridge loan made by the Registrant without consent of the Registrant;
    Platinum LP will restructure its existing debt with its senior lender;
    All related party debt owed by Platinum LP will have been cancelled;
    Platinum LP will have renegotiated or terminated its existing contracts with Jeffries & Co. and Newlight Capital LLC;

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    the Registrant, the Investors and Imperium Partners Group L.L.C. will enter into a registration rights agreement; and
    Lubrication Partners, L.P. and GP Transferor will enter into a voting agreement and lock-up agreement.

The Contribution Agreement is also subject to other customary terms and conditions, including regulatory and third party approvals.

A copy of the Contribution Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(a) by reference. The description of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement. There can be no assurance that the transactions contemplated by the Contribution Agreement will be consummated.

(b) Convertible Promissory Note

On October 31, 2006, the Registrant completed the sale and issuance of convertible promissory notes in the principal amount of US$ 500,000 each for an aggregate total of $1,000,000 (the "Notes"). The Notes were issued to two parties: Stabilham Business Services ("SBS") and Bank Sal. Oppenheim Jr. & Cie ("Oppenheim"). Prior to the execution of the Notes, there was no relationship between the Registrant and SBS or the Registrant and Oppenheim. SBS and Oppenheim on conversion of the Notes will form part of the Investors group under the Contribution Agreement.

The Notes are due and payable in full one year from the date of issuance. The Notes bear interest at an annual rate of 10% percent per annum. The principal outstanding under the Promissory Note may be converted into Series "A" Preferred Stock of the Registrant by the holder at anytime and will automatically be converted into shares of Series "A" Preferred Stock of the Registrant on the close of the Contribution Agreement, in each case at a conversion price equal to $0.90 per share. The principal amount received under the Notes will be used by the Registrant to advance a bridge loan to Platinum LP as required under the Contribution Agreement.

The outstanding shares of Series "A" Preferred Stock are subject to the terms and conditions of the Certificate of Designation, which terms and conditions include, without limitation, a 10% accrued dividend which will be reduced to a 5% dividend on the Registrant entering into a commercial agreement(s) which will increase the Registrant's aggregate revenues to $40 million per annum and to a 2% dividend on the Registrant recording net revenues of $1 million per quarter. The Series "A" Preferred Stock may be converted into shares of Common Stock of the Registrant on a five shares of Common Stock for every one share of Series "A" Preferred Stock basis at anytime by the holder or by the Registrant under certain conditions. The Series "A" Preferred Stock must be redeemed by the Registrant five years from the date of closing the Contribution Agreement.

Under the terms of each individual Note, the holder may declare the Note immediately due and payable upon the occurrence of any of the following events of default:

  the Registrant's failure to pay the principal or interest on when due on the Note;
  the Registrant's material breach of any of the representations or warranties made in the transaction documents;
  the Registrant's failure to perform or observe any covenant, term, provision, condition, agreement or obligation of the Note;
  the Registrant's bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors;
  the Registrant's inability to pay its debts generally as they mature; or
  the Registrant making an assignment for the benefit of creditors or commencing proceedings for its dissolution;

in each case, if not cured within the requisite grace period provided or waived by the note holder in writing.

A copy of the Convertible Promissory Note Purchase Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(b) by reference. The description of the Notes is qualified in its entirety by reference to the full text of the Convertible Promissory Note Purchase Agreement.

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(c) Bridge Loan

The Registrant has agreed to enter into a bridge loan agreement (the "Loan Agreement") with Platinum LP, pursuant to which, the Registrant will loan Platinum LP US$ 1,000,000. The Loan Agreement will include a secured promissory note for US$ 1,000,000 (the "Platinum LP Note") and corresponding security interest agreement (the "Security Agreement"). The terms and conditions of the Loan Agreement, Note, and Security Agreement are currently being finalized by the parties.

The Platinum LP Note will be due and payable six months from the date of issuance. The Platinum LP Note will bear regular interest at an annual rate of 10% percent per annum. To secure Platinum LP's obligations under the Loan Agreement, Platinum LP and Platinum Intellectual Property L.P., a Texas limited partnership, of which Platinum LP is the sole limited partner ("PIP LP"), have agreed to grant the Registrant a security interest in substantially all of their assets, including without limitation their intellectual property, on the terms and conditions of the Security Agreement. The security interest to be granted under the Security Agreement will be junior and subordinated to the security interest Platinum LP and PIP LP have granted to its senior lender. The security interest granted under the Security Agreement will terminate upon payment or satisfaction of all of Platinum LP's obligations under the Loan Agreement.

(d) Other Agreements Related to the Contribution Agreement

The Registrant has or will enter into a number of other agreements in support of the Contribution Agreement. These agreements include a series of subscription agreements, registration rights agreement, warrant agreement, voting agreement, lock-up agreement, and an employment agreement.

Subscription Agreements. The Registrant has entered into a subscription agreement with each Investor for Series "A" Preferred Stock. The Registrant will issue 5,000,000 Series "A" Preferred Stock on closing of the Contribution Agreement to the Investors. All funds received on sale of the Series "A" Preferred Stock, other than the funds received under the Loan Agreement, will be held in trust until closing of the Contribution Agreement.

The Series "A" Preferred Stock is subject to the terms and conditions of the Certificate of Designation, which terms and conditions include, without limitation, a 10% accrued dividend which will be reduced to a 5% dividend on the Registrant entering into a commercial agreement(s) which will increase the Registrant's aggregate revenues to $40 million per annum and to a 2% dividend on the Registrant recording net revenues of $1 million per quarter. The Series "A" Preferred Stock may be converted into shares of Common Stock of the Registrant on a five shares of Common Stock for every one share of Series "A" Preferred Stock basis at anytime by the holder or by the Registrant under certain conditions. The Series "A" Preferred Stock must be redeemed by the Registrant five years from the date of closing the Contribution Agreement.

Registration Rights Agreement. The Registrant has entered into or will enter into a registration rights agreement with the holder of the Investors purchasing Series "A" Preferred Stock. Under the registration rights agreement, the Registrant has agreed, among other things, to (i) file a registration statement with the Securities and Exchange Commission ("SEC") with respect to the resale of the underlying shares of Common Stock to the Series "A" Preferred Stock within 120 days after the closing date of the purchase and sale of the Series "A" Preferred Stock (the "Closing Date"), and (ii) use all commercially reasonable efforts to have such registration statement declared effective by the SEC within 180 days after the Closing Date or 30 days after the SEC issues a no review letter. The registration rights agreement also provides "piggyback registration rights". If the Registrant does not comply with these obligations, subject to limitations set forth in the registration rights agreement, the Registrant will be required to pay penalty warrants to each Investor to purchase additional shares of Common Stock of the Registrant equal to two percent (2%) of the number of shares of Common Stock registrable under the registration statement, for each 30 day period in default. The registration rights agreement also contains indemnification provisions and other terms customary for agreements of its type.

Warrant Agreement. An aggregate total of 2,500,000 investor warrants will be issued to the Investa Corporation on the Closing Date. Each investor warrant is exercisable for one share of Common Stock of the Registrant at an exercise price of $0.26 per share for a three year period from the Closing Date.

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Voting Agreement. The Registrant, Lubrication Partners, L.P. and Lubrication Partners (the "Pro Transferors") have agreed to enter into a voting agreement on closing of the Contribution Agreement. Under the terms of the voting agreement, the Pro Transferors agree to vote their shares for a specified slate of directors, subject to certain conditions.

Lock-Up Agreement. The Registrant and the Pro Transferors have agreed to into a lock-up agreement on close of the Contribution Agreement. Under the terms of the lock-up agreement, the Pro Transferors agree not sell the shares of Common Stock of the Registrant to be received by them on close the Contribution Agreement for 365 days from the Closing Date.

Employment Agreement. The Registrant and John T. (Cork) Jaeger have agreed to enter into an employment agreement on or before closing of the Contribution Agreement. The terms of the employment agreement are currently being negotiated by the parties.

A copy of the subscription agreement, registration rights agreement, warrant agreement, voting agreement, and lock-up agreement are filed as exhibits to this Form 8-K and are incorporated in this Item 1.01(d) by reference. The description of the subscription agreement, registration rights agreement, warrant agreement, voting agreement, and lock-up agreement referenced above are qualified in their entirety by reference to the full text of the subscription agreement, registration rights agreement, warrant agreement, voting agreement, and lock-up agreement. There can be no assurance that the transactions contemplated by the Contribution Agreement and related agreements will be consummated.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure under Items 1.01(a), (b), (c) and (d) above is incorporated herein by reference.

Under SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," the Notes will be recorded by the Company as a liability since it is an unconditional obligation that must be either redeemed for cash or settled by issuing shares of Common Stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 1.01 of this Current Report on Form 8-K, the Registrant in exchange for 100% of the Partnership Interests, will issue Pro Transferors, an aggregate total of 55,000,000 shares of its Common Stock on a post split basis on closing of the Contribution Agreement. The Registrant will also issue 5,000,000 shares of Series "A" Convertible Preferred Stock of the Registrant to the Investors on closing of the Contribution Agreement and 2,500,000 investor warrants to Investa Corporation.

The issuance of shares of Common Stock of the Registrant to the Pro Transferors will be made pursuant to an exemption from registration under Rule 506, Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). The issuances to be made by the Registrant to the Investors and Investa Corporation will be made pursuant to an exemption from registration under Regulation S of the Securities Act.

As described in Item 1.01(b) of this Current Report on Form 8-K, the Registrant completed the sale and issuance of the Notes for an aggregate total of $1,000,000. The Notes are convertible into shares of Preferred Stock at a conversion price of $0.90 per share. The Notes were issued pursuant to an exemption from registration provided by Regulation S of the Securities Act.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

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(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.____________	Description______________
2.1	Contribution Agreement
4.1	Convertible Promissory Note Purchase Agreement
4.2	Subscription Agreement for Series "A" Preferred Stock
4.3	Certificate of Designation of Series "A" Preferred Stock
4.4	Registration Rights Agreement
4.5	Warrant Purchase Agreement
4.6	Voting Agreement
4.7	Lock-Up Agreement
99.1	Press Release dated October 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2006

PLATINUM RESEARCH ORGANIZATION, INC.

By:

/s/ Cecelia Pineda
_________________________________
Cecelia Pineda, President & C.E.O.

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